                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC    20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1
                      AMENDMENT TO APPLICATION OR REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 12, 1998


                         INTEGRATED ORTHOPAEDICS, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


                                     TEXAS
                                     -----
                (State or other jurisdiction of incorporation)



             1-10677                                    76-0203483
             -------                                    ----------
     (Commission File Number)                        (I.R.S. Employer
                                                     Identification No.)



                          5858 Westheimer, Suite 500
                             Houston, Texas  77057
                             ---------------------
                    (Address of principal executive office,
                              including zip code)


      Registrant's telephone number, including area code:  (713) 225-5464
          ___________________________________________________________
         (former name or former address, if changed since last report)


This document consists of 17 pages.
                          --

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other provisions of its Current Report on Form 8-K dated March 12, 1998, (Commission File Number 1-10677), as set forth below:

Item 7    Financial Statements and Exhibits                                 Page

     (a)  Financial statements of business acquired
            Longmont Orthopedic & Sports Medicine Clinic, PC

            Report of Independent Accountants                                 8

            Balance Sheets as of December 31, 1997 (audited) and
            December 31, 1996 (audited)                                       9

            Statement of Operations for the years ended
            December 31, 1997 (audited) and December 31,
            1996 (audited)                                                   10

            Statement of Stockholders' Equity for the years ended
            December 31, 1997 (audited) and December 31,
            1996 (audited)                                                   11

            Statement of Cash Flows for the years ended
            December 31, 1997 (audited) and December 31, 1996 (audited)      12

            Notes to Financial Statements                                    13


     (b)  Pro Forma financial information

            Introduction                                                      3

            Unaudited Pro Forma Balance Sheet as of December 31, 1997         4

            Unaudited Pro Forma Statement of Operations for the
            Year Ended December 31, 1997                                      5

            Unaudited Pro Forma Statement of
            Operations for the Year Ended December 31, 1996                   6

            Notes to Unaudited Pro Forma Financial Statements                 7

INTRODUCTION

     On March 12, 1998, Integrated Orthopaedics, Inc. acquired (i) the accounts receivable and (ii) 100% of the outstanding capital stock of Longmont Orthopedic & Sports Medicine Clinic, P.C. ("LOSMC"). At the time of the transaction, LOSMC entered into a long-term management services agreement with the medical practice conducted by Front Range Orthopedic Center, P.C., ("FROC"), a six-physician orthopaedic medicine practice located in Longmont, Colorado. The Company delivered aggregate consideration of approximately $4,572,000, including (i) cash and estimated transaction costs of approximately $3,815,000 and (ii) 139,693 shares of the Company's common stock, and (iii) a commitment to deliver 30,001 shares of the Company's common stock on March 11, 2003. In connection with the transaction, the Company also agreed to undertake operating leases covering the facilities from which LOSMC had historically rendered its medical services. The use of these facilities will be provided to FROC pursuant to the Company's obligations under the management agreement. The purchase price was determined after arms-length negotiations between the Company and the physician owners of LOSMC. The cash portion of the transaction was funded from the Company's existing cash reserves.

     The following Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1997 and the Unaudited Pro Forma Consolidated Statement of Operations for the years ended December 31, 1997 and December 31, 1996 have been prepared to reflect adjustments to the Company's historical financial position and results of operations to give effect to the Longmont Orthopedic & Sports Medicine Clinic, PC transaction (the "Front Range Transaction" or the "Reported Transaction").

     The Unaudited Pro Forma consolidated Balance Sheet has been prepared as if the Front Range Transaction occurred on December 31, 1997.

     The Unaudited Pro Forma Consolidated Statement of Operations for the years ended December 31, 1997 and December 31, 1996 have been prepared as if the Front Range Transaction occurred on January 1, 1997 and January 1, 1996, respectively.

     The pro forma financial statements have been prepared by the Company based on the Company's audited and LOSMC's audited financial statements as of and for the years ended December 31, 1997 and December 31, 1996. For purposes of preparing the pro forma financial statements, the Company has estimated revenues for the periods prior to the Company's acquisition of LOSMC by applying the management fee formula contained in the management services agreement with FROC to the historical medical practice revenue. These pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the results that would have been obtained had the Front Range Transaction been completed at the time above. This information should be read in conjunction with the Company's and LOSMC's historical financial statements.

                         INTEGRATED ORTHOPAEDICS, INC.
                      PRO FORMA BALANCE SHEET (UNAUDITED)
                               DECEMBER 31, 1997
                                  (in 000'S)

                                               HISTORICAL (1)  HISTORICAL (2)          PRO FORMA
                                              --------------  -------------  --------------------------
                                               INTEGRATED                     REPORTED
                                              ORTHOPAEDICS,     REPORTED     TRANSACTION          AS
                                                  INC.        TRANSACTION    ADJUSTMENTS       ADJUSTED
                                              -------------   ------------   -----------       --------
CURRENT ASSETS                                  $ 16,642         $  2        $(3,664) (3)      $ 12,980
Cash and Equivalents                               2,956          787            (53) (4)         3,690
Accounts Receivable, net                             759            -                               759
Income Tax Receivable                                 67            -                                67
Due From Affiliated Medical Groups                   152            -                               152
Notes Receivable, net                                753            9             18  (4)           780
Deferred Income Tax Asset                             18            -              -                 18
                                                --------         ----        -------           --------
TOTAL CURRENT ASSETS                              21,347          798         (3,699)            18,446

Property and Equipment, net                        1,529          201             15  (4)         1,745
Other Assets                                         258            -              -                258
Management Services Agreement, net                25,018            -          5,801  (5)        30,819
                                                --------         ----        -------           --------
TOTAL ASSETS                                    $ 48,152         $999        $ 2,117           $ 51,268
                                                ========         ====        =======           ========
CURRENT LIABILITIES
Accounts Payable                                $    565         $ 22        $   (22) (4)      $    565
Accrued Liabilities                                3,022            -            155  (6)         3,177
Due to Affiliated Medical Groups                     133            -              -                133
Deferred Income Tax Liability                          -          231           (231) (4)             -
Current Obligations Under Capital Lease               87            -              -                 87
Current Portion of Notes Payable                   1,531          113           (113) (4)         1,531
                                                --------         ----        -------           --------
TOTAL CURRENT LIABILITIES                          5,338          366           (211)             5,493

Notes Payable                                      1,253            -              -              1,253
Obligations Under Capital Leases                     266            -              -                266
Deferred Income Tax Liability Long-Term            7,873            -          2,204  (5)        10,077
                                                --------         ----        -------           --------
TOTAL LIABILITIES                                 14,730          366          1,993             17,089
                                                --------         ----        -------           --------
STOCKHOLDERS' EQUITY
Preferred Stock                                        3            -              -                  3
Common Stock                                           6            6             (6) (7)             6
Additional Paid-In Capital                        41,803           73            606  (7)(8)     42,482
Common Stock To Be Issued                          1,643            -             78  (9)         1,721
Accumulated Deficit                              (10,033)         554           (554) (7)       (10,033)
                                                --------         ----        -------           --------
Total Stockholders' Equity                        33,422          633            124             34,179
                                                --------         ----        -------           --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 48,152         $999        $ 2,117           $ 51,268
                                                ========         ====        =======           ========

                         INTEGRATED ORTHOPAEDICS, INC.
                 PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN 000'S, EXCEPT PER SHARE AMOUNTS)



                                              HISTORICAL (1)  HISTORICAL (2)           PRO FORMA
                                              --------------  -------------  --------------------------
                                               INTEGRATED                     REPORTED
                                              ORTHOPAEDICS,     REPORTED     TRANSACTION          AS
                                                  INC.        TRANSACTION    ADJUSTMENTS       ADJUSTED
                                              -------------   ------------   -----------       --------
Revenues                                        $ 5,715         $ 3,418        $(1,492) (10)    $ 7,641
                                                --------        -------        -------          --------
Cost and Expenses:
     Compensation costs and medical services      2,597           2,727         (2,131) (11)      3,193
     Other direct costs                           1,666             145            542  (12)      2,353
     General and administrative                   5,678             542           (542) (12)      5,678
     Depreciation and amortization                  309              99            145  (13)        553
     Gain from divestiture and
      discontinued operations                         9               -              -                9
                                                --------        -------        -------          --------
                                                  10,259          3,513         (1,986)           11,786
Income from Operations                            (4,544)           (95)           494            (4,145)

Interest Income                                      328              3             (3) (14)         328
Interest Expense                                     (89)             -              -               (89)
                                                --------        -------        -------          --------
Loss Before Income Taxes                          (4,305)           (92)           491            (3,906)

Income Tax Benefit                                   864             36            (36) (15)         864
                                                --------        -------        -------          --------
Net Loss                                        $ (3,441)       $   (56)       $   455          $ (3,042)
                                                ========        =======        =======          ========
Loss Per Share                                  $  (2.43)                                       $  (2.29)
                                                ========                                        ========
Weighted Average Shares Outstanding                5,381                                           5,551
                                                ========                                        ========

                         INTEGRATED ORTHOPAEDICS, INC.
                 PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN 000'S, EXCEPT PER SHARE AMOUNTS)



                                              HISTORICAL (1)  HISTORICAL (2)           PRO FORMA
                                              --------------  -------------  --------------------------
                                               INTEGRATED                     REPORTED
                                              ORTHOPAEDICS,     REPORTED     TRANSACTION          AS
                                                  INC.        TRANSACTION    ADJUSTMENTS       ADJUSTED
                                              -------------   ------------   -----------       --------
Revenues                                        $  9,835        $ 3,105        $(1,357) (10)    $ 11,583
                                                --------        -------        -------          --------
Cost and Expenses:
     Compensation costs and medical services       4,410          2,439         (1,938) (11)       4,911
     Other direct costs                            3,808            127            423  (12)       4,358
     General and administrative                    2,613            423           (423) (12)       2,613
     Depreciation and amortization                   791             59            145  (13)         995
     Gain from divestiture and
      discontinued operations                     (3,168)             -              -            (3,168)
                                                --------        -------        -------          --------
                                                   8,454          3,048         (1,793)            9,709
                                                --------        -------        -------          --------
Income from Operations                             1,381             57            436             1,874

Interest Income                                        -             10            (10) (14)           -
Interest Expense                                    (170)             -              -              (170)
                                                --------        -------        -------          --------
Earnings Before Income Taxes                       1,211             67            426             1,704

Provision For Income Tax                            (424)           (27)          (105) (15)        (556)
                                                --------        -------        -------          --------
Net Income                                       $   787        $    40        $   321          $  1,148
                                                ========        =======        =======          ========
Earnings Per Share                               $  0.12                                        $   0.19
                                                ========                                        ========
Weighted Average Shares Outstanding                5,286                                           5,456
                                                ========                                        ========

                         INTEGRATED ORTHOPAEDICS, INC.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1) Columns reflect December 31, 1997 and 1996 audited historical financial information of Integrated Orthopaedics, Inc. ("IOI").

(2) Columns reflect December 31, 1997 and 1996 audited historical financial information of Longmont Orthopedic and Sports Medicine Clinic, P.C. ("Front Range").

(3) Adjustment to reflect payment of cash consideration of $3,602,800, transaction costs of $59,021 and $2,486 of cash retained by the Front Range physicians.

(4) Adjustment to reflect changes in working capital and property and equipment between audited financial statements and transaction dates or to eliminate assets not acquired and liabilities not assumed in the Front Range transaction.

(5) Adjustment to reflect the cost and tax effect of the Front Range management services agreement. The Company does not expect this estimate to change materially when the Company completes its valuations of acquired assets and assumed liabilities.

(6 Adjustment to reflect $135,000 of accrued transaction costs and $20,000 of other miscellaneous accrued items.

(7)  Adjustment to eliminate the historical ownership interest of Front Range.

(8) Adjustment to reflect the issuance of 139,693 shares of Common Stock to Front Range affiliated physicians.

(9) Adjustment to reflect 30,001 shares to be issued to Front Range affiliated physicians in 2003.

(10) Adjustment to eliminate medical practice revenues of Front Range that would not constitute revenue to the Company pursuant to the management services agreement.

(11) Adjustment to eliminate Front Range physician compensation that would not constitute expense to the Company pursuant to the management services agreement.

(12) Adjustment to reclassify general and administrative expenses of Front Range to Other Direct Costs pursuant to the management services agreement.

(13) Adjustment to reflect additional amortization attributable to the newly obtained management services agreements over its contractual term of 40 years.

(14) Adjustment to eliminate interest income earned by Front Range.

(15) Adjustment to reflect the tax (provision)/benefit of the Front Range transaction on pro forma adjustment amounts.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Longmont Orthopedic and Sports Medicine Clinic, P.C.


In our opinion, the accompanying balance sheet and the related statements of operations, stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Longmont Orthopedic and Sports Medicine Clinic, P.C. at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Houston, Texas
April 28, 1998

LONGMONT ORTHOPEDIC AND SPORTS MEDICINE CLINIC, P.C.
BALANCE SHEET
DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------

                                                           1997            1996
                               ASSETS
Cash and equivalents                                    $    2,486     $   101,920
Accounts receivable, net of allowances of
  $61,859 and $74,709                                      787,131         749,345
Other assets                                                 9,067           9,267
                                                        ----------     -----------
       Total current assets                                798,684         860,532
                                                        ----------     -----------
Property and equipment:
   Equipment, furniture and fixtures                       566,707         551,614
   Leasehold improvements                                   66,413          64,688
   Less - accumulated depreciation and amortization       (432,404)       (333,082)
                                                        ----------     -----------
                                                           200,716         283,220
                                                        ----------     -----------
       Total assets                                     $  999,400     $ 1,143,752
                                                        ==========     ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses                   $   21,910    $     26,290
Short-term debt                                            113,000         160,500
Deferred income tax liability                              231,174         267,214
                                                        ----------     -----------
       Total current liabilities                           366,084         454,004
                                                        ----------     -----------
Stockholders' equity:
   Common stock - $1 par value; 6,000 shares
     authorized, 6,000 shares issued and outstanding         6,000           6,000
   Additional paid in capital                               73,000          73,000
   Retained earnings                                       554,316         610,748
                                                        ----------     -----------
       Total stockholders' equity                          633,316         689,748
                                                        ----------     -----------

       Total liabilities and stockholders' equity       $  999,400     $ 1,143,752
                                                        ==========     ===========

  The accompanying notes are an integral part of these financial statements.

LONGMONT ORTHOPEDIC AND SPORTS MEDICINE CLINIC, P.C.
STATEMENT OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------

                                                       1997            1996

Revenues                                           $ 3,417,750     $ 3,105,332
                                                   -----------    ------------
Costs and expenses:
   Compensation costs and medical services           2,726,553       2,439,084
   Other direct costs                                  145,523         127,357
   Selling, general and administrative                 541,716         422,863
   Depreciation and amortization                        99,322          58,988
                                                   -----------    ------------
                                                     3,513,114       3,048,292
                                                   -----------    ------------
(Loss) income from operations                          (95,364)         57,040
Interest and other income                                2,892          10,703
                                                   -----------    ------------
(Loss) income before income taxes                      (92,472)         67,743
Income tax benefit (expense)                            36,040         (27,479)
                                                   -----------    ------------
Net (loss) income                                  $   (56,432)   $     40,264
                                                   ===========    ============




  The accompanying notes are an integral part of these financial statements.

LONGMONT ORTHOPEDIC AND SPORTS MEDICINE CLINIC, P.C.
STATEMENT OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------

                                      COMMON STOCK      ADDITIONAL
                                  -------------------     PAID-IN      RETAINED
                                   SHARES     AMOUNT      CAPITAL      EARNINGS        TOTAL
Balance at December 31, 1995       4,000     $ 4,000                   $570,484      $574,484

Issuance of common stock           2,000       2,000     $ 73,000                      75,000
Net income                                                               40,264        40,264
                                  ------     -------     --------      --------      --------
Balance at December 31, 1996       6,000       6,000       73,000       610,748       689,748

Net loss                                                                (56,432)      (56,432)
                                  ------     -------     --------      --------      --------
Balance at December 31, 1997       6,000     $ 6,000     $ 73,000      $554,316      $633,316
                                  ------     -------     --------      --------      --------

  The accompanying notes are an integral part of these financial statements.

LONGMONT ORTHOPEDIC AND SPORTS MEDICINE CLINIC, P.C.
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------

                                                                            1997          1996
Cash flows from operating activities:-
   Net (loss) income                                                     $ (56,432)     $  40,264
   Adjustments to reconcile net (loss) income to net cash
     provided by operating activities:
     Depreciation and amortization                                          99,322         58,988
     Deferred tax (benefit) expense                                        (36,040)        27,479
     Changes in assets and liabilities:
       Accounts receivable                                                 (37,786)       (41,233)
       Other assets                                                            200          3,500
       Accounts payable and accrued expenses                                (4,380)         6,387
                                                                         ---------      ---------
         Net cash (used) provided by operating activities                  (35,116)        95,385
                                                                         ---------      ---------
Cash flows from investing activities:
   Purchase of property and equipment                                      (16,818)      (260,814)
                                                                         ---------      ---------
         Net cash used by investing activities                             (16,818)      (260,814)
                                                                         ---------      ---------
Cash flows from financing activities:
   Proceeds from line of credit                                            113,000        160,500
   Principal payments on line of credit                                   (160,500)
   Sales of common stock                                                                   75,000
                                                                         ---------      ---------
         Net cash (used) provided by financing activities                  (47,500)       235,500
                                                                         ---------      ---------
Net change in cash and equivalents                                         (99,434)        70,071
Cash and equivalents:
   Beginning of year                                                       101,920         31,849
                                                                         ---------      ---------
   End of year                                                           $   2,486      $ 101,920
                                                                         =========      =========
Supplemental disclosures:
   Interest paid                                                         $   4,404      $  10,112
                                                                         =========      =========


  The accompanying notes are an integral part of these financial statements.

LONGMONT ORTHOPEDIC AND SPORTS MEDICINE CLINIC, P.C.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997 AND 1996

1.   BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Longmont Orthopedic and Sports Medicine Clinic, P.C. (the Company), a Colorado professional service corporation, is a physician-owned group practice serving the Longmont, Colorado, area. The Company is currently doing business as Front Range Orthopedic Center of Longmont, P.C. The Company was formed on April 25, 1994 for the purpose of rendering professional orthopedic and orthopedic-related services, and occupational and physical rehabilitation.

     The following is a summary of the Company's significant accounting policies:

     USE OF ESTIMATES

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as disclosures of contingent assets and liabilities. Because of inherent uncertainties in this process, actual future results could differ from those expected at the reporting date.

     REVENUE RECOGNITION

     Revenues for services rendered to patients by the Company are recognized when the services are provided based on established charges reduced to the net amounts estimated to be collectible for patients covered under contractual programs and by allowance for doubtful accounts.

     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost. Depreciation of equipment, furniture and fixtures is provided using the straight-line method over the estimated useful lives of the respective assets of five to seven years. Leasehold improvements are depreciated over the lease term.

     INCOME TAXES

     Income taxes are recognized based on the liability method. Deferred income tax assets or liabilities are recorded based upon temporary differences between the tax basis of assets and liabilities and their carrying values for financial reporting purposes. Deferred income tax expense or benefit is the result of changes in the deferred income tax assets and liabilities during the period.

     CASH AND EQUIVALENTS

     For purposes of reporting cash flows, the Company considers short-term marketable securities with an original maturity date of three months or less to be cash equivalents.

2.   DEBT

     The Company has an available line of credit with a maximum borrowing limit of $500,000. The line of credit bears interest on outstanding balances at the prime rate plus 1% and is unsecured. This rate approximates 9.5% for 1997 and 9.25% for 1996. There was no balance outstanding at April 28, 1998.

LONGMONT ORTHOPEDIC AND SPORTS MEDICINE CLINIC, P.C.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997 AND 1996


3.   INCOME TAXES

     The Company's income tax benefit (expense), all of which is deferred, consists of the following:


                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                  -----------------------------
                                                     1997             1996

     Federal                                      $  31,535           $ (24,044)
     State                                            4,505              (3,435)
                                                  ---------           ---------
                                                  $  36,040           $ (27,479)
                                                  =========           =========

     Deferred income tax assets (liabilities) are comprised of the following:


                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                  -----------------------------
                                                     1997             1996

     Cash basis of accounting:
       Accounts receivable                        $ (314,852)         $(299,738)
       Accounts payable and accrued liabilities        8,900             10,497
       Operating loss carryforward                    74,778             22,027
                                                  ----------          ---------
                                                  $ (231,174)         $(267,214)
                                                  ==========          =========


     At December 31, 1997, the Company has a net operating loss of $213,000 available for federal income tax purposes which expires in 2010 to 2012.

     As a professional service corporation, the Company is taxed at a federal rate of 35% and state rate of 5%. Also, the Company generally pays owners' bonuses and other compensation to the extent of available taxable income.

     The difference between the effective income tax rate and the amount which would be determined by applying the statutory U.S. income tax rate to income before income taxes is as follows for the period ended:

LONGMONT ORTHOPEDIC AND SPORTS MEDICINE CLINIC, P.C.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997 AND 1996

                                                               YEAR ENDED
                                                               DECEMBER 31,
                                                              1997     1996

     Benefit from (provision for) income taxes at U.S.
      statutory rates                                        35.0%    (35.0)%
     State income taxes                                       4.9      (5.1)
     Nondeductible expenses and other                        (0.9)     (0.5)
                                                             -----    -------
                                                             39.0%    (40.6)%
                                                             =====    =======

4.   EMPLOYEE BENEFIT PLAN

     The Company has a profit sharing plan (the Plan) in which substantially all employees are eligible to participate after completion of one year of service, as defined by the Plan's agreement. Contributions to the Plan are discretionary and are determined by the Company on an annual basis. Employees vest in the Company's contributions over seven years and stockholders of the Company are the trustees of the Plan. Company contributions to the Plan for the years ended December 31, 1997 and 1996 were approximately $118,800 and $89,907, respectively.

5.   LEASE COMMITMENTS

     At December 31, 1997, future minimum payments under noncancelable operating lease obligations for various property and equipment were as follows:

          1997                                  $ 107,180
          1998                                    107,180
          1999                                     17,864
                                                ---------
                Total minimum lease payments    $ 232,224
                                                =========


     Rental expense under noncancelable and month-to-month operating leases was $123,930 in 1997 and $60,348 in 1996.

6.   COMMITMENTS AND CONTINGENCIES AND RELATED PARTIES

     The Company maintains insurance with respect to medical malpractice risks on a claims-made basis in amounts management believes to be adequate. Management is not aware of any outstanding claims which would exceed insurance coverage or would have a material impact on the Company's financial position or results of operations upon resolution.

     The Company uses professional services from an individual related to one of the physician owners. Fees related to these services were $13,400 and $16,896 in 1997 and 1996, respectively.

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

LONGMONT ORTHOPEDIC AND SPORTS MEDICINE CLINIC, P.C.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997 AND 1996


7.   SUBSEQUENT EVENTS

     The Company has entered into a letter of agreement on August 29, 1997 to transfer its medical assets and the sale of substantially all of its accounts receivable. The physicians are also negotiating an agreement whereby the purchaser will manage the physicians' medical practice on a long-term basis.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         INTEGRATED ORTHOPAEDICS, INC.
                                                (Registrant)



Date: May 26, 1998                       By /s/ Ronald E. Pierce
                                           ---------------------
                                           Ronald E. Pierce
                                           President


                                         By /s/ Jefferson R. Casey
                                            -----------------------
                                            Jefferson R. Casey
                                            Senior Vice President, Treasurer &
                                            Secretary (Principal Financial &
                                            Accounting Officer)


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